                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement           [   ]  CONFIDENTIAL, FOR USE OF THE
                                                    COMMISSION ONLY (AS PERMITTED BY RULE
                                                    14A-6(E)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              ASHLAND COAL, INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              ASHLAND COAL, INC.
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):

[   ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
       Item 22(a)(2) of Schedule 14A.

[   ]  $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------

       (2) Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------

       (4) Proposed maximum aggregate value of transaction:
                                                            ---------------

       (5) Total fee paid:
                           ------------------------------------------------

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:
                                  ----------------------------------------
       (2) Form, Schedule or Registration Statement No.:
                                                        ------------------
       (3) Filing Party:
                        --------------------------------------------------
       (4) Date Filed:
                      ----------------------------------------------------

                                      LOGO

                               ASHLAND COAL, INC.

            P.O. Box 6300  Huntington, WV 25771-6300  (304) 526-3333



                                                                  March 22, 1996

Dear Stockholder:

     The Board of Directors of Ashland Coal and I cordially invite you to attend the Annual Meeting of Stockholders to be held in Huntington, West Virginia, on Friday, April 26, 1996 at 10:30 a.m.

     The formal business to be conducted is the election of Directors, approval of a Restated Certificate of Incorporation, and ratification of Ernst & Young LLP as independent auditors of the company. After completion of the formal business, I will review Ashland Coal's 1995 results of operations and the outlook for the future. Officers and directors will be available to answer any questions you may have about the company.

     We hope you can attend the meeting in person. If you plan to attend in person, please mark the attendance block shown on the proxy card.

     WHETHER OR NOT YOU PLAN TO ATTEND, I URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE WHICH IS PROVIDED SO THAT YOUR SHARES CAN BE REPRESENTED AT THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE BOARD NOMINEES, FOR APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE RESTATED CERTIFICATE OF INCORPORATION, AND FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR 1996.

     I hope you will review the enclosed Annual Report. I look forward to seeing you in Huntington.

                                                    Sincerely,

                                             /s/ WILLIAM C. PAYNE
                                                --------------------

                                                 WILLIAM C. PAYNE
                                              Chairman of the Board,
                                                President and Chief
                                                 Executive Officer

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF

                               ASHLAND COAL, INC.

                           TO BE HELD APRIL 26, 1996

To the Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Ashland Coal, Inc., a Delaware corporation ("Ashland Coal"), will be held on Friday, April 26, 1996, at 10:30 A.M., local time, at the Ashland Coal Headquarters Building, 2205 Fifth Street Road, Huntington, West Virginia, and at any adjournment thereof, to take action upon the following proposals as well as such other business as may properly come before the Annual Meeting or any adjournment thereof: (1) to elect ten directors to the Board of Directors, three of whom shall be elected by holders of outstanding shares of Preferred Stock and seven of whom shall be elected by holders of outstanding shares of Common Stock; (2) to approve the Restated Certificate of Incorporation (copy attached as Exhibit
A); and (3) to ratify the appointment of Ernst & Young LLP as independent auditors for 1996.

     The Board of Directors has fixed the close of business on March 13, 1996, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     In order that your stock may be represented at the Annual Meeting, please date and sign the enclosed proxy card and return it in the accompanying envelope. If you attend the Annual Meeting and give written notice to Ashland Coal's Secretary prior to the voting of your proxy, you may vote in person even though you have previously sent in your proxy card.

                                             By Order of the Board of Directors,


                                                       ROY F. LAYMAN
                                                Administrative Vice President
                                                       and Secretary


Huntington, West Virginia
March 22, 1996

                               ASHLAND COAL, INC.

                             2205 FIFTH STREET ROAD
                        HUNTINGTON, WEST VIRGINIA 25701
                                 (304) 526-3333

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 26, 1996

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Ashland Coal, Inc. ("Ashland Coal") of proxies to be voted at the Annual Meeting of Stockholders to be held on Friday, April 26, 1996, at 10:30 A.M., local time, at the Ashland Coal Headquarters Building, 2205 Fifth Street Road, Huntington, West Virginia, and at any adjournment thereof, for the purposes set forth in the accompanying Notice. This Proxy Statement and the accompanying form of proxy will be mailed to stockholders commencing on or about March 22, 1996. Ashland Coal's mailing address is P. O. Box 6300, Huntington, West Virginia 25771. An annual report including financial statements for the year ended December 31, 1995, is enclosed with this Proxy Statement.

     Only the holders of record of Ashland Coal's Common Stock, par value $.01 ("Common Stock"), convertible Class B Preferred Stock, par value $100 ("Class B Preferred Stock"), and convertible Class C Preferred Stock, par value $100 ("Class C Preferred Stock") (Class C Preferred Stock, together with the Class B Preferred Stock, the "Preferred Stock") at the close of business on March 13, 1996, will be entitled to vote at the Annual Meeting. At that date there were 13,562,858 shares of Common Stock, 150 shares of Class B Preferred Stock and 100 shares of Class C Preferred Stock issued and outstanding.

     With respect to the election of directors, the holders of the outstanding shares of Preferred Stock, voting together as a class, have the right to elect one director for every 63 shares of Class B or Class C Preferred Stock held by them. The maximum number of directors to be elected by the holders of Preferred Stock is three. Holders of Preferred Stock are entitled to one vote for each share of Preferred Stock in the election of directors. The remaining seven directors are elected by the holders of the outstanding shares of Common Stock, voting as a single class, without the vote of the holders of Preferred Stock. The holders of outstanding shares of Common Stock are entitled to one vote for each share held by them on the record date with respect to the election of directors.

     Cumulative voting applies in the election of the three directors to be elected by the holders of outstanding shares of Preferred Stock and the seven directors to be elected by holders of outstanding shares of Common Stock. Cumulative voting means that a stockholder may multiply the number of votes to which such stockholder is entitled by virtue of his share ownership by the number of directors to be elected by such stockholder and cast this total number of votes for any one nominee, or may distribute the total number of votes, in any proportion, among as many nominees as the stockholder desires, up to the number of directors to be elected.

     Cumulative voting does not apply with respect to the ratification of the appointment of auditors, approval of the amendment and restatement of Ashland Coal's Restated Certificate of Incorporation, or any other matter that may properly come before the meeting (other than the election of directors), and in such cases the holders of outstanding shares of Common Stock and Preferred Stock shall vote together as one class and each holder of shares of Class B and Class C Preferred Stock shall be entitled to the number of votes that such holder would have if such holder had converted its Preferred Stock into Common Stock immediately prior to the record date (see SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT). The holders of outstanding shares of Common Stock are entitled to one vote for each share held by them on the record date with respect to the ratification of auditors and any other such matters that may properly come before the meeting.

     The holders of a majority of the outstanding shares of stock, determined as if each holder of shares of Preferred Stock had converted said Preferred Stock into Common Stock immediately prior to the record date for such meeting, present in person or by proxy, shall constitute a quorum. Abstentions and broker non-votes count in the determination of a quorum.

                         ITEM 1. ELECTION OF DIRECTORS
                       (PROPOSAL 1 ON FORM OF PROXY CARD)

     Under the Amended By-Laws of Ashland Coal, until otherwise fixed by the Board of Directors, the number of directors constituting the whole Board shall be ten. The Board has not determined otherwise. Each director holds office until his successor is elected and qualified. All directors are seeking reelection at the 1996 Annual Meeting. These directors are Messrs. J. A. "Fred" Brothers, Robert A. Charpie, Paul W. Chellgren, Thomas L. Feazell, Juan Antonio Ferrando, Robert L. Hintz, Thomas Marshall, William C. Payne, J. Marvin Quin and Robert E. Yancey, Jr. All of the nominees have consented to serve if elected and all of them were elected directors at last year's Annual Meeting of Stockholders. Mr. Michael G. Ziesler, a member of the Board of Directors since 1992, and Mr. Werner Externbrink, a member of the Board since 1993, both resigned from the Board and the Committees on which they served on February 8, 1995, in connection with the sale by Saarbergwerke AG of its 150 shares of Class B Preferred Stock to Ashland Inc. Mr. Brothers was elected in February 1995 by the holders of the Preferred Stock to fill one of the vacancies created by the resignations of Messrs. Ziesler and Externbrink, and Mr. Quin, who previously served as a Director elected by the holders of shares of Common Stock, was elected in April at the 1995 Annual Meeting of Stockholders to fill the other vacancy, and at which time Mr. Marshall was elected a Director by the holders of shares of Common Stock.

     With respect to the directors to be elected by the holders of outstanding shares of Preferred Stock, the three persons receiving the greatest number of votes cast by holders of outstanding shares of Preferred Stock, present or represented at the Annual Meeting, shall be elected as directors. With respect to the directors to be elected by the holders of outstanding shares of Common Stock, the seven persons receiving the greatest number of votes cast by the holders of the outstanding shares of Common Stock, present or represented at the Annual Meeting, shall be elected as directors. Holders of Preferred Stock and holders of Common Stock voting at the Annual Meeting may not vote for more than the respective number of nominees listed in the Proxy Statement to be elected by the holders of outstanding shares of Preferred Stock and Common Stock, respectively. Abstentions and broker non-votes are not counted as votes cast either for or against a nominee for election as a director.

     It is the intention of the persons named in the enclosed form of proxy (Messrs. Paul W. Chellgren and William C. Payne), unless otherwise instructed in any form of proxy, to vote FOR the election of the three nominees described herein to be elected by holders of outstanding shares of Preferred Stock and FOR the seven nominees to be elected by holders of outstanding shares of Common Stock. Such proxy holders also may vote such shares cumulatively for less than the entire number of nominees if any situation arises which, in the opinion of the proxy holders, makes such action necessary or desirable. Ashland Coal has no reason to believe that any of the nominees will not be available for election as directors. Ashland Coal is soliciting and the proxy holders are being granted discretionary authority to cumulate and to vote the shares of stock as they determine. If stockholders do not wish to confer authority to cumulate their votes to Messrs. Chellgren and Payne as provided in the proxy, stockholders may exercise their right to cumulate votes in the election of directors by attending the meeting and voting in person.

NOMINEES FOR DIRECTOR

     The following information is provided regarding each nominee for election as a director by holders of outstanding shares of Preferred Stock:


--------------------------------------------------------------------------------

                     J. A. "FRED" BROTHERS, Senior Vice President and Group Operating Officer of Ashland Inc. since 1988. A Director of Ashland Coal since February, 1995. Director, Society National Bank, Children's Hospital (Columbus, Ohio) , The Geon Company (a manufacturer and marketer of vinyl plastics), and Ohio Dominican College. Age 55.

--------------------------------------------------------------------------------

                     JUAN ANTONIO FERRANDO, Director of Carboex International, Ltd.; Senior Vice President, Business Development, Sociedad Espanola de Carbon Exterior, S.A. (a coal supply firm controlled by a Spanish state-owned corporation, and the owner of Carboex) since 1986; during the past five years, has served in a variety of managerial positions in Desarrollo de Operaciones Mineras, S.A. (a coal mining company with operations in Spain and other countries); a Director of Ashland Coal since 1988. Director, Granitos Espanoles, S.A. (a Spanish company which produces and sells granite). Age 54.

--------------------------------------------------------------------------------

                     J. MARVIN QUIN, Senior Vice President and Chief Financial Officer of Ashland Inc. since January 1992; Administrative Vice President and Treasurer of Ashland Inc. from 1987 to 1992; a Director of Ashland Coal since 1992. Director, Kentucky Electric Steel, Inc. Age 48.

--------------------------------------------------------------------------------

     The following information is provided regarding each nominee for election as a director by holders of outstanding shares of Common Stock:


--------------------------------------------------------------------------------

                     ROBERT A. CHARPIE, Chairman of Ampersand Ventures, Inc. (a venture capital company); retired in September 1988 as Chairman of the Board of Cabot Corporation; a Director of Ashland Coal since 1988. Director, Champion International Corporation, and Federated Department Stores, Inc. Age 70.

--------------------------------------------------------------------------------

                     PAUL W. CHELLGREN, President and Chief Operating Officer of Ashland Inc. since 1992; Senior Vice President and Chief Financial Officer of Ashland Inc. from 1988 to 1992; Chairman of the Board of Ashland Coal from 1982 to 1992; a Director of Ashland Coal since 1981. Director, Ashland Inc. and PNC Bank Corp. Age 53.

--------------------------------------------------------------------------------

                     THOMAS L. FEAZELL, Senior Vice President, General Counsel and Secretary of Ashland Inc. since 1992; Administrative Vice President and General Counsel of Ashland Inc. from 1988 to 1992; a Director of Ashland Coal since 1981. Director, National City Bank of Ashland, Kentucky. Age 59.

--------------------------------------------------------------------------------

                     ROBERT L. HINTZ, Chairman of the Board of R. L. Hintz & Associates (a management consulting firm) since 1989; retired in 1988 as Executive Vice President of CSX Corporation. A Director of Ashland Coal since 1993. Director, Reynolds Metals Corporation, Scott & Stringfellow, Inc. and Chesapeake Corporation. Age 65.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     THOMAS MARSHALL, retired in 1995 as Chairman of the Board of Aristech Chemical Corporation, a position he held from 1986; Chief Executive Officer of Aristech Chemical Corporation from 1986 to 1994; a Director of Ashland Coal since April 1995. Director, PNC Bank Corp. and Allegheny Ludlum Corporation. Age 67.

--------------------------------------------------------------------------------

                     WILLIAM C. PAYNE, Chairman of the Board of Ashland Coal since 1992; President and Chief Executive Officer and a Director of Ashland Coal since 1987. Age 63.

--------------------------------------------------------------------------------

                     ROBERT E. YANCEY, JR., Senior Vice President and Group Operating Officer of Ashland Inc. and President of Ashland Petroleum Company, a division of Ashland Inc. since 1986; a Director of Ashland Coal since 1987. Age 50.

--------------------------------------------------------------------------------

     Except as otherwise indicated, the nominees have held the principal occupations described above during the past five years. Ashland Inc. owns approximately 55 per cent of the outstanding shares of Common Stock of Ashland Coal, assuming conversion of the Preferred Stock to Common Stock (see SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT).

                 INFORMATION CONCERNING THE BOARD OF DIRECTORS

MEETINGS AND COMMITTEES

     During the year ended December 31, 1995, seven meetings of the Board of Directors were held. The standing committees of the Board of Directors are the Audit Committee, Executive Committee, Finance Committee, Key Employee Stock Administration Committee, Nominating Committee and Personnel and Compensation Committee. In addition, a Technical Committee, which includes persons who are not Directors, acts in an advisory capacity to the Board. The Audit Committee met three times, the Personnel and Compensation Committee met four times, the Key Employee Stock Administration Committee met one time, the Finance Committee met four times, and the Nominating Committee met once. The Executive Committee, and the Technical Committee did not meet during 1995. Each nominee attended more than 75 percent of the total meetings of the Board and the Committees on which he served. Overall attendance at Board and Committee meetings during 1995 was about 91 percent.

     The Audit Committee is composed of Mr. Hintz (Chairman), and Messrs. Charpie and Ferrando. Its duties include recommending Ashland Coal's independent auditors, reviewing the scope and results of external and internal audits, reviewing internal accounting controls, reviewing significant changes in accounting principles, approving in advance all substantial services which are not audit-related to be provided by the independent auditors, obtaining reports on legal compliance and reviewing audit fees and services provided by independent auditors.

     The Executive Committee is composed of Mr. Payne (Chairman), and Messrs. Chellgren and Ferrando. The Executive Committee, to the extent permitted by law and Ashland Coal's Amended By-laws and Restated Certificate of Incorporation, as amended, has and may exercise such powers and authority as the Board of Directors shall from time to time determine.

     The Finance Committee is composed of Mr. Charpie (Chairman), and Messrs. Brothers, Chellgren, Ferrando, Payne, and Quin. The duties of this Committee include, in addition to such responsibilities as may be delegated to it from time to time by the Board of Directors, the review of Ashland Coal's current fiscal policies, financing and capital structure, and current and contemplated financial requirements, as well as evaluation of, and recommendations respecting, significant financial matters. The recommendations of the Finance Committee are subject to the review and approval of the Board of Directors.

     The Key Employee Stock Administration Committee is composed of Mr. Charpie (Chairman), and Messrs. Hintz and Marshall. The duties of this Committee include the responsibility for approving awards and participation under Ashland Coal's 1988 and 1995 Stock Incentive Plans.

     The Nominating Committee is composed of Mr. Chellgren (Chairman), and Messrs. Charpie and Ferrando. The duties of this Committee include the responsibility of recommending nominees for election to the Board of Directors.

     The Personnel and Compensation Committee is composed of Mr. Feazell (Chairman), and Messrs.Charpie, Marshall and Yancey. The duties of this Committee include the approval of salaries of all principal officers and employees of Ashland Coal and its subsidiaries above specified dollar levels and all awards and participation under Ashland Coal's incentive plans, except for awards and participation under Ashland Coal's 1995 Stock Incentive Plan (which is administered by the Key Employee Stock Administration Committee). The Personnel and Compensation Committee also makes recommendations with respect to compensation policies, position evaluations, transfers, promotions, and terminations of senior executives. In addition, it administers various Ashland Coal employee compensation plans and various benefit plans, such as retirement and saving plans, including contribution levels, determination of investment guidelines, and selection of investment managers and the review of their performances.

     The Technical Committee is composed of individuals who are not Directors, and presently consists of Mr. Michael F. Moran, Vice President of Ashland Coal, and Mr. Jose Fernandez Olano, Technical Director of Sociedad Espanola de Carbon Exterior, S.A. The Technical Committee serves in an advisory capacity to the Board on significant projects, investments, acquisitions and other matters requiring action by the Board. This Committee cannot exercise any of the powers of the Board of Directors.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

     The following table sets forth certain information as of February 29, 1996, unless otherwise noted, concerning ownership of Ashland Coal's outstanding Preferred Stock, Common Stock into which Preferred Stock may be converted (hereinafter referred to as "Equivalents") and outstanding Common Stock. Except for the Equivalents and the Common Stock which may be acquired by means of dividend reinvestments under the Ashland Coal Dividend Reinvestment and Stock Purchase Plan in respect of dividends declared to holders of record on a record date after February 29, 1996, the listed persons have no other right to acquire beneficial ownership of Common Stock of Ashland Coal exercisable within 60 days after February 29, 1996. Common Stock and Equivalents Beneficially Owned and Percentage of Common Stock and Equivalents are calculated assuming full conversion of the Class B and the Class C Preferred Stock at the current conversion rate. On February 8, 1995, Ashland Inc. (formerly Ashland Oil, Inc.) ("Ashland") purchased from Saarbergwerke AG, all of the issued and outstanding shares of Class B Preferred Stock for about $110 million. As a result, Ashland now owns Common Stock and Equivalents representing about 55 percent of the voting power of Ashland Coal, and has the power to elect a majority of the Board of Directors. If the Equivalents are excluded from the computation of Percentage of Common Stock and Equivalents, Ashland owns approximately 54 per cent of the Common Stock. Each stockholder has sole voting and dispositive power with respect to the stock listed next to its or his name unless otherwise noted.

--------------------------------------------------------------------------------

                                                                    COMMON STOCK        APPROXIMATE
                                              PREFERRED STOCK      AND EQUIVALENTS     PERCENTAGE OF
                                               BENEFICIALLY         BENEFICIALLY       COMMON STOCK
NAME AND ADDRESS                                   OWNED                OWNED         AND EQUIVALENTS
-----------------------------------------------------------------------------------------------------
Ashland Inc.1                                       150 (Class B)      10,026,500 2          55%
  P. O. Box 391
  Ashland, Kentucky 41114
Carboex International, Ltd.3                        100 (Class C)       1,834,600 4          10%
  Bolan House
  P. O. Box N-3010
  Nassau, Bahamas
J. A. Brothers1                                       0                     3,100             *
Robert A. Charpie                                     0                    10,000             *
Paul W. Chellgren1                                    0                    5,3285             *
Thomas L. Feazell1                                    0                       618             *
Juan Antonio Ferrando.3                               0                         0             0%
Robert L. Hintz                                       0                     1,000             *
Thomas Marshall                                       0                     2,500             *
William C. Payne                                      0                   87,2506             *
J. Marvin Quin1                                       0                       500             *
Robert E. Yancey, Jr.1                                0                     1,000             *
Kenneth G. Woodring                                   0                   45,5597             *
C. Henry Besten, Jr.                                  0                   33,5648             *
Marc R. Solochek                                      0                   26,7279             *
Roy F. Layman                                         0                  31,44310             *
All Executive Officers and Directors as a             0                 248,49911             1%
  group (14 persons)
-----------------------------------------------------------------------------------------------------

      1 Messrs. Brothers, Chellgren, Feazell, Quin and Yancey, directors of
        Ashland Coal, are executive officers of Ashland, and to the extent they may be deemed to be control persons of Ashland, they may be deemed to be beneficial owners of shares owned by Ashland. Each of Messrs. Brothers, Chellgren, Feazell, Quin and Yancey disclaims beneficial ownership of such stock.

      2 The Class B Preferred Stock is currently convertible at the rate of 18,346 shares of Common Stock for each share of Class B Preferred Stock. Ashland is the only holder of Ashland Coal's Class B Preferred Stock.

      3 Mr. Ferrando, a director of Ashland Coal, is a director of Carboex
        International, Ltd., and to the extent he may be deemed to be a control person of Carboex, he may be deemed to be a beneficial owner of shares owned by Carboex. Mr. Ferrando disclaims beneficial ownership of such shares.

      4 The Common Stock equivalent of 100 shares of Class C Preferred Stock currently convertible at the rate of 18,346 shares of Common Stock for each share of Class C Preferred Stock. Carboex International, Ltd. is the only holder of Ashland Coal's Class C Preferred Stock.

      5 Includes 1,048 shares owned by members of Mr. Chellgren's family for which he disclaims beneficial ownership.

      6 Includes 72,750 shares held subject to currently exercisable stock options.

      7 Includes 40,960 shares held subject to currently exercisable stock options.

      8 Includes 4,581 shares, as of December 31, 1995, held by Mr. Besten under
        Ashland Coal's Employee Thrift Plan, which provides participants with voting and investment power with respect to such shares, and 27,750 shares held subject to currently exercisable stock options.

      9 Includes 3,209 shares, as of December 31, 1995, held by Mr. Solochek under Ashland Coal's Employee Thrift Plan, which provides participants with voting and investment power with respect to such shares, and 23,500 shares held subject to currently exercisable stock options.

     10 Includes 26 shares owned by members of Mr. Layman's family for which Mr. Layman disclaims beneficial ownership, 865 shares, as of December 31, 1995, held by Mr. Layman under Ashland Coal's Employee Thrift Plan, which provides participants with voting and investment power with respect to such shares, and 30,500 shares held subject to currently exercisable stock options.

     11 Includes 1,074 shares owned by family members of persons in the group for which such persons disclaim beneficial ownership, 8,655 shares, as of December 31, 1995, held by Executive Officers under Ashland Coal's Employee Thrift Plan, which provides participants with voting and investment power with respect to such shares, and 195,460 shares held subject to currently exercisable stock options.

      * Represents less than 1 percent of the total number of shares of Common Stock and Equivalents outstanding.

RESTATED SHAREHOLDERS AGREEMENT

     Ashland and Carboex (together, the "Principal Shareholders") and Ashland Coal are parties to a Restated Shareholders Agreement, as amended ("Shareholders Agreement") imposing certain restrictions on the disposition of Ashland Coal capital stock held by them. The Shareholders Agreement also binds transferees of the Principal Shareholders and applies to all shares of capital stock of Ashland Coal, including any shares of Common Stock into which the Preferred Stock may be converted. The Shareholders Agreement also restricts Ashland Coal's business to coal mining, processing and marketing and related business activities.

     Under the Shareholders Agreement, the Principal Shareholders may dispose of their shares without consent of the other Principal Shareholder in an underwritten public offering; with certain limits, in resales exempt from registration under the Securities Act of 1933 (the "Act") under Rule 144 thereof; or to buyers who with their affiliates would own fewer than 500,000 common shares after the disposition.

REGISTRATION RIGHTS AGREEMENT

     Ashland Coal and the Principal Shareholders are parties to a Registration Rights Agreement, effective on July 1, 1994, pursuant to which Ashland Coal granted to each of the Principal Shareholders "demand" and "piggyback-on-demand" registration rights requiring Ashland Coal to register common stock held by the

Principal Shareholders under the Act for sale to the public, as well as certain "incidental" registration rights entitling the Principal Shareholders to register common stock (subject to limitations on the number registered) in offerings by Ashland Coal or other holders of registration rights.

                      PERSONNEL AND COMPENSATION COMMITTEE
                                      AND
                  KEY EMPLOYEE STOCK ADMINISTRATION COMMITTEE
                                   REPORT ON
                        EXECUTIVE COMPENSATION FOR 1995

GENERAL

     The Personnel and Compensation Committee ("P&C Committee") is composed entirely of outside directors and has the responsibility, among others, for approving Ashland Coal's executive compensation program, except for the grant of stock options. The Key Employee Stock Administration Committee ("KESA Committee"), which is also composed entirely of outside directors, was responsible for approving grants of stock options under Ashland Coal's 1988 Stock Incentive Plan for Key Employees, and is responsible for approving grants under the 1995 Stock Incentive Plan approved by the Stockholders at Ashland Coal's 1995 Annual Meeting. The members of these committees are free from interlocking or other relationships that could create a conflict of interest.

     The compensation of Ashland Coal's executives is reviewed and approved annually. In 1995, Ashland Coal again retained an executive compensation consultant to advise the P&C Committee on the executive compensation program and the KESA Committee on stock awards to key executives.

COMPENSATION PRINCIPLES

     The fundamental objectives of Ashland Coal's compensation program are to attract, retain and motivate key executives to enhance long-term profitability and stockholder value. The compensation program:

     - provides for a base level of compensation that is competitive with other similarly sized publicly-traded mining companies, particularly those in the coal mining industry, and compensates key executives based on their level of responsibility;

     - links executives' compensation to the operating and financial performance of Ashland Coal by making significant elements of their compensation sensitive to the performance of the company; and

     - rewards the executives for short and long-term enhancement of shareholder value.

     Presently the executive compensation program consists of four principal components:

        - annual salary

        - annual incentive compensation

        - medium-term incentive compensation

        - stock options

ANNUAL SALARY

     Annual salaries for executive officers other than the President and Chief Executive Officer ("CEO") are determined by the P & C Committee's independent consideration of the executive's performance of his duties (as reported by the CEO), responsibilities and experience; the historical compensation levels of Ashland Coal; and a consultant's report of the median range of the salaries for similarly situated executives as determined from surveys of salaries for executives in the mining and coal industries and other industrial companies, including anticipated estimated salary increases given or to be given in such industries in the current year (such factors being collectively referred to as "Salary Factors"). Annual salaries are not based on specific measures of corporate performance, but, notwithstanding the Salary Factors, annual salaries could be frozen, reduced, or increased by a smaller increment than otherwise would be the case, in the P & C Committee's sole discretion, as a result of poor corporate performance. Individual performance of an executive is not measured by specific quantitative criteria, but is qualitatively assessed. The CEO's compensation, including his annual salary, is discussed later in this report.

     The determination of annual salaries begins with the CEO's evaluation of each executive officer's performance of his duties for the preceding year and a comparison of his salary with salaries of similarly situated executives as reported in compensation surveys conducted by entities not associated with Ashland Coal and a compensation report by its compensation consultant. The compensation consultant's report for use in setting 1996 salaries showed that overall Ashland Coal executive salaries continue to be slightly lower than the survey average, but within the range of competitive compensation. The companies included in these compensation surveys are selected by such unrelated entities, and the total number of companies surveyed is larger than the peer group of issuers selected by Ashland Coal for comparison in the Cumulative Total Return graph included later in this Proxy Statement. The CEO then makes recommendations in February to the P&C Committee which may approve his recommendations or set salaries at a level different than the CEO's recommendations.

     The P&C Committee reviews the CEO's recommendations with the CEO including the CEO's justification and support for them. The P&C Committee does not give a specified weight to the individual Salary Factors. The individual performance of any executive is measured by the extent to which the individual discharges his or her duties. With respect to 1995 salary recommendations, the P&C Committee did not follow all of Mr. Payne's recommendations. The salaries of the Ashland Coal executives as determined by the P&C Committee are generally tied to the median level of salaries indicated by the surveys as reported by the compensation consultant to the Committee.

     With respect to salaries for 1996, Mr. Payne recommended to the P&C Committee that salaries for almost all of the executive officers, including those individuals listed in the Summary Compensation Table ("Summary Table") set forth later in this Proxy Statement, be frozen at the 1995 level, with which recommendation the P&C Committee concurred.

ANNUAL INCENTIVE COMPENSATION

     This component of the executive compensation program provides short-term incentives under the Incentive Compensation Program for Key Employees ("Incentive Compensation Program"). The executives named in the Summary Table, together with twenty-four other key employees of Ashland Coal designated by the P&C Committee, are provided an opportunity to earn incentive cash compensation based on individual and company performance. In determining the annual incentive compensation award to any individual, a minimum company performance level must be met, and assuming it is met, an individual's level of responsibilities, company performance and individual performance are considered in determining the amount of the award. There are presently six levels in the Incentive Compensation Program. The P&C Committee determines at the beginning of each year the level within the Incentive Compensation Program at which each participant is placed based on the participant's potential to affect profitability. All other performance factors being equal, the maximum achievable incentive award increases based on increasing levels of potential to affect profitability. In addition, in respect of the performance factors, company performance is given twice the weight of individual performance. In the cases of Messrs. Payne and Woodring (as well as two other persons not named in the Summary Table), the environmental and health and safety performances of the operating subsidiaries also are taken into account in making incentive compensation awards.

     Each February the P&C Committee sets a minimum company performance standard (hurdle) that must be met before any incentive compensation may be awarded. For 1995, company performance was measured against a profit before tax hurdle and performance exceeded the hurdle by about 26 percent, and awards were paid in March of 1996. The determination of individual performance for purposes of incentive compensation awards is based upon the CEO's evaluation of the extent to which an individual successfully discharges his or her duties. There are no specific quantitative criteria by which individual performance is measured for purposes of incentive compensation, but such performance is qualitatively assessed. The P&C Committee may reject the CEO's recommendations on individual performances if it does not concur, and the P&C Committee's decision is final.

     A participant's payout at his participation level is a function of the weighted combined company and individual performance score (expressed as a percentage) and the participant's salary. The Incentive Compensation Program provides that total payments are not to exceed 6 percent of net income of Ashland

Coal, excluding nonoperating items. The P&C Committee may adjust, at its discretion, the minimum company performance standard and payments under this Program. No such adjustments have been made during the last three years.

     With respect to total annual cash compensation paid to Messrs. Payne, Woodring, Besten, Solochek, and Layman for 1995, approximately 35 percent, 27 percent, 28 percent, 25 percent and 21 percent, respectively, was performance-sensitive under the Incentive Compensation Program. For the three-year period covered by the Summary Table, the portion of total annual cash compensation which was performance sensitive under the Incentive Compensation Program was 28 percent, 23 percent, 25 percent, 23 percent and 19 percent, respectively, for the named executives.

PERFORMANCE UNIT PLAN

     This component of the executive compensation program seeks to reward executives for successful medium-term strategic planning and operating performance by Ashland Coal. Only company performance is taken into account in determining payments under Ashland Coal's Performance Unit Plan ("Performance Plan"). Under the Performance Plan, executives designated by the P&C Committee (currently 16 persons in addition to the named individuals) are awarded performance units contingent upon the level of Ashland Coal's future performance.

     The number of performance units awarded to a participant is based on that individual's level of responsibility. Performance units awarded are based on the participant's base salary on the date of the award. The original amount of any award may not exceed 400 percent of the employee's then base salary. Historically, performance units have been awarded every two years and each award covers a four-year performance cycle.

     Performance measures and the time period over which performance is to be measured are determined by the P&C Committee. Performance measures may include, but shall not be limited to, return on net assets employed, cumulative earnings per share, and return on equity ("ROE"). The 1993-1996 cycle uses ROE as the performance measure and the 1995-1998 cycle uses profit before tax as the performance measure. Below a "hurdle", there is no payment, and at or above a "target", 100 percent of the award is earned. Payouts are earned for company performance between the hurdle and target, depending on the level of performance.

     The amount paid out upon meeting the performance measures cannot exceed the original amount of such award, and the total amount of payments under the Performance Plan for each award period shall not exceed 2 percent of stockholders' equity of Ashland Coal as shown in its Annual Report to Stockholders at the end of the fiscal year next preceding the commencement of such award period. Payments with respect to performance units may be made in one or more installments and may be made wholly in cash, wholly in shares of Ashland Coal Common Stock or partly in cash and partly in such shares, at the discretion of the P&C Committee and as permitted by applicable securities laws. Although the Performance Plan permits payment in shares of Ashland Coal Common Stock, no Common Stock has been authorized by Ashland Coal's Board of Directors for issuance under the Performance Plan. Under the Performance Plan, the P&C Committee can adjust, at its discretion, the performance measures set and payments made for any cycle. There have been no such adjustments made during the last three years.

     Although the Performance Plan permits awards of up to 400 percent of a participant's salary, the maximum award to any individual has not exceeded 160 percent. In 1995, payments were made with respect to the 1991-1994 Performance Plan cycle because the ROE hurdle was achieved. Payments under the plan cycle for 1993-1996 approved in 1993, if earned, will be made in 1997, and payments under the 1995-1998 plan cycle approved in 1995 will be made, if earned, in 1999.

     When payments under the Performance Plan for the 1991-1994 cycle are prorated among the years covered by that cycle, approximately 31 percent, 26 percent, 27 percent, 25 percent and 21 percent of the total cash compensation paid to Messrs. Payne, Woodring, Besten, Solochek and Layman, respectively, for the years shown in the Summary Table was sensitive to company performance.

STOCK INCENTIVE PLAN

     Stock options tie the interests of key employees of Ashland Coal to the interests of its stockholders by providing value to an employee if the stock price appreciates. This element of the compensation program provides longer-term incentives. All salaried employees of Ashland Coal and its subsidiaries (including the executives named in the Summary Table) are eligible to participate in Ashland Coal's 1995 Stock Incentive Plan (the "1995 Plan"). The KESA Committee, in its discretion, determines the salaried employees who are granted awards under the 1995 Plan.

     At its February 1995 meeting, the KESA Committee awarded under Ashland Coal's 1988 Stock Incentive Plan for Key Employees (the "1988 Plan") options to 27 people in addition to those persons named in the Summary Table. The options so granted were not based on past company performance. With the award of those options, shares available for grant of awards under the 1988 Plan were exhausted. In December 1994, the KESA Committee and the Board approved the 1995 Plan and recommend its approval by Ashland Coal's Stockholders, and at the 1995 Annual Meeting of Stockholders, the Stockholders approved the 1995 Plan.

     The KESA Committee administers awards under the 1995 Plan. Under the 1995 Plan, awards may be granted only to individuals who are employees of Ashland Coal or its subsidiaries. A director of Ashland Coal who is also an employee of Ashland Coal or its subsidiaries may be granted awards under the 1995 Plan. Directors who are not also employees may not receive awards under the 1995 Plan. The KESA Committee has the exclusive authority to select the persons to be granted awards under the 1995 Plan, to determine the type, size and terms of the awards, to determine the time when awards will be granted, and to prescribe the form of any agreement embodying awards. The 1995 Plan limits the number of options that may be granted in any calendar year to any individual employee to options to purchase no more than 100,000 shares of Common Stock. The KESA Committee shall be authorized to interpret the 1995 Plan and to establish, amend and rescind any rules and regulations relating to it.

     Awards under the 1995 Plan may be made in the form of incentive or nonqualified stock options, stock appreciation rights, restricted stock, merit grants of shares, performance shares, or "phantom" stock, all as provided for in the 1995 Plan. The ultimate value of an award depends on the value of the underlying stock of Ashland Coal, thus aligning the interests of the stockholders and the executives. Although the size of an award to an individual is entirely at the discretion of the KESA Committee, the award is generally based on the participation level to which a person is assigned. This level is determined by the person's potential to affect profitability, as well as options previously granted to that person. These factors were considered in making option awards in 1995 under the 1988 Plan and will be considered in making awards under the 1995 Plan. The KESA Committee also reserves the right to make awards that deviate from the level-based awards depending on an executive's individual performance.

CEO COMPENSATION

     As with the other executives, the Salary Factors are the only factors routinely considered by the P&C Committee in setting the annual salary of the CEO, but notwithstanding the Salary Factors, the CEO's annual salary could be frozen, reduced, or increased by a smaller increment than otherwise would be the case, in the Committee's sole discretion, as a result of poor corporate performance. The CEO's individual performance in discharging his duties as CEO is assessed by the P&C Committee in determining his annual salary and incentive compensation awards. As is the case with the other executives, no specific objective or other criteria are used by the P&C Committee in assessing the individual performance of the CEO. In determining the CEO's incentive compensation, company performance is given twice the weight of individual performance, as for any other executive, but the CEO's incentive compensation is further subject to adjustment upward or downward in the Committee's sole discretion (and without specific weighting factors) depending upon the environmental and safety performance of the operating subsidiaries. Awards of performance units under the Performance Plan are higher for the CEO than for other executives because the CEO bears the highest degree of responsibility among Ashland Coal's executives for both strategic planning and overall operating performance. The number of options awarded under the Stock Incentive Plan to the CEO is higher than for any other executive because of the potential effect of his performance upon profitability and the award is also affected by the total number of options outstanding or previously granted to the CEO.

     This Report is submitted by the Personnel and Compensation Committee with respect to all matters set forth in the Report, except for those matters related to stock options, and by the Key Employee Stock Administration Committee only with respect to stock options.


    PERSONNEL AND                               KEY EMPLOYEE STOCK
    COMPENSATION COMMITTEE                      ADMINISTRATION COMMITTEE
    ----------------------                      ------------------------
    Thomas L. Feazell (Chairman)                Robert A. Charpie (Chairman)
    Robert A. Charpie                           Robert L. Hintz
    Thomas Marshall                             Thomas Marshall
    Robert E. Yancey, Jr.


                           SUMMARY COMPENSATION TABLE

                                                                            LONG-TERM COMPENSATION
                                                                        ------------------------------
                                      ANNUAL COMPENSATION                     AWARDS          PAYOUTS
                          -------------------------------------------   --------------------  -------
                                                                        RESTRICTED
                                                         OTHER ANNUAL     STOCK                 LTIP       ALL OTHER
NAME AND PRINCIPAL                SALARY      BONUS1     COMPENSATION    AWARD(S)    OPTIONS   PAYOUTS   COMPENSATION3
POSITION                  YEAR      ($)         ($)          ($)           (#)         (#)       ($)          ($)
------------------------------------------------------------------------------------------------------------------
William C. Payne          1995    309,423     163,397         -0-           -0-      15,000       -0-         6,300
Chairman                  1994    294,423     110,000         -0-           -0-      15,000    90,176 2      12,366
President & CEO           1993    279,481      75,000         -0-           -0-      15,000       -0-        11,738
Kenneth G. Woodring       1995    237,019      86,763         -0-           -0-       7,500       -0-         6,290
Senior Vice President     1994    224,423      64,128         -0-           -0-       7,500    56,783 2       9,426
                          1993    209,654      52,927         -0-           -0-       6,500       -0-         8,805
C. Henry Besten, Jr.      1995    174,615      69,180         -0-           -0-       5,000       -0-         6,333
Senior Vice President     1994    164,500      54,177         -0-           -0-       5,000    43,961 2       6,909
                          1993    151,758      38,309         -0-           -0-       5,000       -0-         6,374
Marc R. Solochek          1995    174,615      58,680         -0-           -0-       5,000       -0-         5,831
Senior Vice President     1994    164,500      49,227         -0-           -0-       5,000    34,661 2       4,606
& CFO                     1993    151,758      34,919         -0-           -0-       4,000       -0-         4,249
Roy F. Layman             1995    157,211      42,914         -0-           -0-       4,000       -0-         6,300
Admin. Vice President     1994    149,615      34,807         -0-           -0-       4,000    30,998 2       6,284
& Secretary               1993    139,654      27,495         -0-           -0-       4,000       -0-         5,865

1 These amounts represent the amount of money earned under the Ashland Coal, Inc. Incentive Compensation Program for Key Employees with respect to the subject year and paid in the immediately succeeding year.

2 This amount represents the amount paid in 1995 for the four years of the 1991-1994 plan cycle under the Ashland Coal, Inc. Performance Unit Plan.

3 These amounts represent contributions by Ashland Coal to the named executive's account under the Ashland Coal, Inc. Employee Thrift Plan. For information concerning supplemental retirement benefits payable to Mr. Payne following retirement, see EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS.

                       OPTION GRANTS IN LAST FISCAL YEAR
                       ---------------------------------

                                                                                     POTENTIAL REALIZABLE
                                                                                       VALUE AT ASSUMED
                                                                                       ANNUAL RATES OF
                                                                                            STOCK
                                                                                      PRICE APPRECIATION
                                                                                             FOR
                                INDIVIDUAL GRANTS                                         OPTION TERM
-----------------------------------------------------------------------------------  --------------------
                                             % OF
                                             TOTAL
                                            OPTIONS
                                          GRANTED TO      EXERCISE
                              OPTIONS      EMPLOYEES       OR BASE
                              GRANTED      IN FISCAL        PRICE       EXPIRATION
NAME                           (#)1          YEAR          ($/SH)          DATE          5%($)       10%($)
------------------------------------------------------------------------------------------------------------
William C. Payne               15,000         15.7         26.125         3/21/2005      248,842     632,007
Kenneth G. Woodring             7,500          7.8         26.125         3/21/2005      124,421     316,003
C. Henry Besten, Jr.            5,000          5.2         26.125         3/21/2005       82,947     210,669
Marc R. Solochek                5,000          5.2         26.125         3/21/2005       82,947     210,669
Roy F. Layman                   4,000          4.2         26.125         3/21/2005       66,358     168,535

1 The options are not exercisable at all during the first year following the date of the grant, are exercisable with respect to 50 percent of the underlying shares after the first anniversary date of the grant and until the second anniversary, and are exercisable between the second and third anniversaries of the grant with respect to an additional 25 percent of the underlying shares. After the third anniversary of the date of the grant, the options are exercisable with respect to 100 percent of the underlying shares.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES
                 -----------------------------------------------

                                                                                              VALUE OF UNEXERCISED
                          SHARES                           NUMBER OF UNEXERCISED              IN-THE-MONEY OPTIONS
                         ACQUIRED                           OPTIONS AT FY-END(#)                  AT FY-END($)
                            ON            VALUE        ------------------------------    ------------------------------
        NAME           EXERCISE(#)     REALIZED($)     EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
-----------------------------------------------------------------------------------------------------------------------
William C. Payne           7,000          126,875         72,750           26,250           121,000             -0-
Kenneth G. Woodring        2,665           43,972         40,960           12,875           115,184             -0-
C. Henry Besten, Jr.         -0-              -0-         27,750            8,750            30,000             -0-
Marc R. Solochek             -0-              -0-         23,500            8,500            30,000             -0-
Roy F. Layman                -0-              -0-         30,500            7,000           106,875             -0-

                           LONG TERM INCENTIVE PLANS
                           AWARDS IN LAST FISCAL YEAR
                           --------------------------

                                            NUMBER OF                              ESTIMATED FUTURE
                                             SHARES,     PERFORMANCE           PAYOUTS UNDER NON-STOCK
                                            UNITS OR       OR OTHER               PRICE-BASED PLANS
                                              OTHER      PERIOD UNTIL    ------------------------------------
                                             RIGHTS       MATURATION     THRESHOLD2     TARGET2     MAXIMUM2
                  NAME                         (#)        OR PAYOUT1         ($)          ($)          ($)
-------------------------------------------------------------------------------------------------------------
William C. Payne                             472,000        4 Years           --           --        472,000
Kenneth G. Woodring                          292,500        4 Years           --           --        292,500
C. Henry Besten, Jr.                         214,500        4 Years           --           --        214,500
Marc R. Solochek                             214,500        4 Years           --           --        214,500
Roy F. Layman                                150,000        4 Years           --           --        150,000

1 Each award covers a four year performance cycle. Payment is made at the end of the four year performance cycle if performance objectives are made over the four year period. The performance objective for the 1995-1998 performance cycle is a minimum four year average profit before tax.

2 Payouts of award begin upon exceeding a threshold performance level. At or below the threshold, there is no payout. Above the threshold, the amount of payout can range from an amount just in excess of 0 to the maximum payout of 100% of the award, in all cases depending on the performance level achieved.

                         ASHLAND COAL PERFORMANCE GRAPH
                         ------------------------------

MEASUREMENT PERIOD
(FISCAL YEAR COVERED)               ASHLAND COAL   PEER COMPANIES     S&P 500
------------------------------------------------------------------------------
12/31/90                                100.00          100.00          100.00
12/31/91                                154.16          113.72          130.47
12/31/92                                112.75           94.46          140.41
12/31/93                                136.16           95.55          154.56
12/31/94                                130.08          105.01          156.60
12/31/95                                 99.09          109.12          215.45


     Peer Companies include: Addington Resources, Inc., Cyprus Amax Minerals Co., Nerco, Inc. (through 6/2/93), Pittson Minerals Group, Westmoreland Coal Co., and Zeigler Coal Co. (beginning 9/30/94).

                                  PENSION PLAN

     The Ashland Coal, Inc. Pension Plan ("Pension Plan") covers certain full-time salaried and hourly employees, including the executives named in the Summary Table set forth above. To the extent benefits under the qualified Pension Plan would exceed the limits established by Section 415 of the Internal Revenue Code of 1986, as amended ("Code"), they would be payable under Ashland Coal's Nonqualified Excess Benefit Pension Plan. Similarly, to the extent benefits payable under the qualified Pension Plan are limited by Section 401(a)(17) of the Code, such benefits will be provided to certain employees under Ashland Coal's Benefits Restoration Plan. The following table shows the estimated annual benefits payable to eligible employees under the qualified Pension Plan, the Nonqualified Excess Benefit Plan, and the Benefits Restoration Plan using the benefit formula for salaried employees and assuming continued employment until the normal date of retirement at age 65.



                               PENSION PLAN TABLE
-----------------------------------------------------------------------------

                                       YEARS OF SERVICE
                  -----------------------------------------------------------
 REMUNERATION       15           20           25           30           35
-----------------------------------------------------------------------------
   $100,000       $21,826     $ 29,101     $ 36,377     $ 43,652     $ 50,927
   $125,000       $27,451     $ 36,601     $ 45,752     $ 54,902     $ 64,052
   $150,000       $33,076     $ 44,101     $ 55,127     $ 66,152     $ 77,177
   $175,000       $38,701     $ 51,601     $ 64,502     $ 77,402     $ 90,302
   $200,000       $44,326     $ 59,101     $ 73,877     $ 88,652     $103,427
   $225,000       $49,951     $ 66,601     $ 83,252     $ 99,902     $116,552
   $250,000       $55,576     $ 74,101     $ 92,627     $111,152     $129,677
   $275,000       $61,201     $ 81,601     $102,002     $122,402     $142,802
   $300,000       $66,826     $ 89,101     $111,377     $133,652     $155,927
   $325,000       $72,451     $ 96,601     $120,752     $144,902     $169,052
   $350,000       $78,076     $104,101     $130,127     $156,152     $182,177
   $375,000       $83,701     $111,601     $139,502     $167,402     $195,302

     Remuneration is computed only on annual salary shown in the Summary Table and excludes all other amounts shown in that Table. The benefits set forth in the table above assumes the remuneration set forth is the remuneration during the highest consecutive 36-month period of the final 120-month period prior to retirement. For the purposes of computing the Annual Retirement Benefit payable under the Pension Plan, no more than the annual compensation limit established by the Code may be taken into account. This limit is currently $150,000.

     As of December 31, 1995, Messrs. Payne, Woodring, Besten, Solochek and Layman had credited service in the Pension Plan of 18 years, 17 years and 7 months, 22 years and 9 months, 19 years and 4 months, and 24 years and 5 months, respectively.

     The amounts in the foregoing table are shown on a straight life basis and are not subject to any reductions for Social Security or other benefits received by the participant. The amounts include the pre-January 1987 portion of the benefit vested and annuitized upon termination and re-establishment of the Pension Plan in January 1987. Under the Pension Plan, officers are entitled to benefits on the same basis as other salaried employees. For a complete discussion of the supplemental annual benefits payable upon retirement to William C. Payne under his supplemental retirement benefits agreement, see EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS below.

               EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT
                       AND CHANGE IN CONTROL ARRANGEMENTS

EMPLOYMENT CONTRACT

     In October 1990, Ashland Coal entered into a supplemental retirement benefits agreement with Mr. Payne ("Agreement"). Under the Agreement, if Mr. Payne's employment is terminated by Ashland Coal without cause, he resigns for any reason following a change in control, or he retires with or without the consent of the Board of Directors of Ashland Coal, then he would receive on an annual basis a supplemental benefit equal to 50 percent of his average base compensation plus average incentive compensation paid or accrued under Ashland Coal's Incentive Compensation Plan during the highest 36 months of the final 60-month period of his employment. Benefits payable under the Agreement are reduced by any benefits payable to Mr. Payne under Ashland Coal's Pension Plan, any other qualified defined benefit pension plan maintained by Ashland Coal, the Nonqualified Excess Benefit Pension Plan, and the Benefit Restoration Plan. As a consequence of this Agreement, Mr. Payne's benefits under the Pension Plan, the Nonqualified Excess Benefit Pension Plan, and the Benefit Restoration Plan will be supplemented by approximately $139,200 per year, assuming (1) he retires at age 65, (2) that half of the sum of (A) his average base compensation paid during the highest 36 months of the final 60-month period of his employment and (B) his average incentive compensation paid during the highest 36 months of the final 60 month period of his employment is $231,200, and (3) that his regular benefit under the Pension Plan, the Nonqualified Excess Benefit Pension Plan and the Benefit Restoration Plan, upon retirement at age 65 would be $92,000. Benefits under the Agreement are not prorated on years of service, and are not payable if Mr. Payne's employment is terminated by Ashland Coal for cause.

SALARY CONTINUATION PLAN

     Ashland Coal has adopted a Salary Continuation Plan pursuant to which each regular, full-time salaried employee (including the executives named in the Summary Table, but excluding hourly employees, employees covered by collective bargaining agreements, employees of entities in which Ashland Coal has a 50 percent or less ownership interest and certain international employees of Ashland Coal and its subsidiaries) is entitled to receive a certain lump sum payment and other benefits in the event of a "change in control" of Ashland Coal (as defined in this plan) and termination of a participant's employment without cause within two years following such a change in control. Benefits under the Salary Continuation Plan are determined according to the following schedule:


LENGTH OF SERVICE              PAYMENT
-------------------    -------------------------
Up to 5 full years     3 months' compensation
6-10 full years        6 months' compensation
11-15 full years       1 year's compensation
16-20 full years       1 1/2 years' compensation
20+ years              2 years' compensation


     As of December 31, 1995, Messrs. Payne, Woodring, Besten, Solochek, and Layman had service under the Salary Continuation Plan of 19, 18, 23, 20 and 25 years, respectively.

                           COMPENSATION OF DIRECTORS

     Nonemployee directors of Ashland Coal during 1995 received an annual retainer of $18,000 and a $1,000 fee for each Board and Committee meeting attended and expenses incurred in attending all such meetings. Effective January 1, 1996, these amounts were increased to $19,000 and $1,100, respectively. A director who serves as a chairman of a committee is entitled to receive an additional $2,500 fee per year for each chairmanship held by such director. In addition, directors receive accidental death and dismemberment insurance coverage of $100,000. Messrs. Brothers, Chellgren, Feazell, Quin and Yancey have waived the payment of their fees and retainers, which waiver may be withdrawn at any time. Under the Deferred Compensation Plan for Directors' Fees, a director who is separately compensated for his services on the Board or a committee of the Board may defer all or part of his director's retainer, meeting fees and any per diem compensation for special assignments. A director may elect to earn interest on deferred amounts based on either the prime rate (as quoted by Citibank, N.A. as its prime commercial lending rate on the last day of each calendar quarter) or based on a hypothetical investment in Ashland Coal Common Stock. Deferred amounts, plus earnings, are payable in cash to the director, his estate, or beneficiary over such period of time as might be designated by the director, in no event to extend beyond the twentieth anniversary of the termination of his services as a director.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the members of either the P&C Committee or the KESA Committee are officers or employees of Ashland Coal or any of its subsidiaries or former officers or employees of Ashland Coal or any of its subsidiaries. Messrs. Robert
A. Charpie, Robert E. Yancey and Thomas L. Feazell served on the P&C Committee for all of 1995. Mr. Marshall served on the P&C Committee following his appointment to that Committee in April 1995. Messrs. Robert L. Hintz and Robert
A. Charpie served on the KESA Committee for all of 1995. Mr. Marshall served on the KESA Committee following his appointment to that Committee in April, 1995. Mr. Michael Ziesler served on the P&C and KESA Committees until his resignation in February

1995. Mr. Ziesler is an employee of Saarbergwerke AG, the holder of Ashland Coal's Class B Preferred Stock until February 1995. Messrs. Feazell and Yancey are employees of Ashland (see CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS for further information about the relationship of Ashland Coal with Ashland and its former relationship with Saarbergwerke).

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Ashland Coal receives certain services from and provides certain services to Ashland for which fees are charged between the companies. During 1995, Ashland Coal paid Ashland $428,000, and Ashland paid Ashland Coal $5,000 for these services.

     Ashland Coal also has purchased fuel, oil and other products from Ashland at current market prices using standard purchase orders. Such purchases amounted to $5,996,000 in 1995.

     By Coal Sales Agency Agreement dated December 12, 1991, as amended on January 26, 1993 and as of January 1, 1995 ("Agency Agreement"), the Company appointed Saarbergwerke and Carboex (collectively, "Sales Agent"), as its exclusive agent for the purpose of selling high volatile coking coal and PCI product from reserves controlled by Ashland Coal's subsidiaries for use in the steel making process to customers within an area comprised of Europe, several neighboring Mediterranean countries and the former Soviet Union. Ashland Coal agreed to make available for sale pursuant to the Agency Agreement a minimum of 250,000 tons of high volatile coking coal per year. Pursuant to the Agency Agreement, the Sales Agent has certain options to request PCI product in substitution for high volatile coking coal. The Agency Agreement is for a term through December 31, 2000, if certain sales volumes are achieved during the two-year period of calendar 1996 and 1997. During 1995, Ashland Coal paid Carboex $125,000 for its services as agent under the terms of the Agency Agreement.

     Management believes charges between Ashland Coal and Ashland Inc. for services rendered or provided were reasonable, and that the other transactions described above were concluded on terms equivalent to those prevailing among unaffiliated parties.

     Ernst & Young LLP, whose appointment as independent auditor for Ashland Coal is sought to be ratified under Item III, is also the independent auditor for Ashland Inc., and Ernst & Young S.A., a Spanish affiliate of Ernst & Young LLP, is the independent auditor for Carboex.

                     ITEM II. AMENDMENT AND RESTATEMENT OF
                     RESTATED CERTIFICATE OF INCORPORATION
                       (ITEM 2 ON THE FORM OF PROXY CARD)

     The Board of Directors of Ashland Coal has approved the form of Restated Certificate of Incorporation in the form of Exhibit A to this Proxy Statement, and has directed that the proposed Restated Certificate of Incorporation be submitted to the Stockholders for approval at the 1996 Annual Meeting.

SECOND RESTATED CERTIFICATE OF INCORPORATION

     Since filing its Restated Certificate of Incorporation (the "Restated Certificate") with the Secretary of State of Delaware in June 1982, Ashland Coal has amended the Restated Certificate four times. Ashland Coal proposes to further amend the Restated Certificate and to restate the Restated Certificate to reflect all these amendments. The principal proposed amendments are summarized below. This summary is qualified in its entirety by reference to the full text of the Restated Certificate of Incorporation (the "Second Restatement") attached as Exhibit A to this Proxy Statement.

  Serial Preferred Stock

     The authorized capital stock of Ashland Coal will be changed to provide for the authorization of 20,000,000 shares of serial preferred stock, par value $.01 which may be issued from time to time in such series as may be determined by the Board of Directors of Ashland Coal. The Board of Directors is given the authority to fix the designation, number, voting powers, preferences, and relative, participating, optional and other special rights of any series of serial preferred stock, and the qualifications, limitations and restrictions thereof. Without limiting the generality of the foregoing, the Board of Directors shall have the power to determine the number of shares in each series; the rights of each series with respect to dividends (including the extent of any preference or relation, if any, to any other class or classes of stock), provided however, dividends on any such shares of serial preferred stock shall not be preferred to dividends payable to holders of shares of Class B and Class C Preferred Stock as currently provided for in the Restated Certificate; the conversion rights, if any, of any series; whether any series shall be subject to redemption and the times and terms and conditions thereof; the liquidation and dissolution rights of any series, provided however, that any such rights shall not be preferred to such rights of holders of Class B and Class C Preferred Stock; the terms of any sinking fund, or redemption, repurchase or purchase account with respect to any series; and the voting rights and powers of any series, provided however, holders of shares of serial preferred stock (1) will not be entitled to more than the lesser of (x) one vote per $100 of liquidation value or (y) one vote per share, when voting as a class with the holders of shares of other capital stock, and (2) will not be entitled to vote on any matter separately as a class, except to the extent required by law or as specified with respect to each series with respect to (x) any amendment or alteration of the provisions of the Second Restatement that would adversely affect the powers, preferences, or special rights of the applicable series of serial preferred stock or (y) the failure of Ashland Coal to pay dividends on any series of serial preferred stock in full for any six quarterly dividend payment periods, whether or not consecutive, in which event the number of directors may be increased by two and the holders of outstanding shares of serial preferred stock then similarly entitled shall be entitled to elect the two additional directors until full accumulated dividends on all such shares of serial preferred stock shall have been paid.

     Management of Ashland Coal and the Board by a vote of nine for and one against, believe that amending the Restated Certificate to permit the Board to authorize the issuance of serial preferred stock will provide flexibility for possible future financings, as well as other corporate purposes such as to make acquisitions. If the Second Restatement is approved, the Board will be able to specify the precise characteristics of the serial preferred stock to be issued, depending on current market conditions and the nature of the specific transactions. Ashland Coal is not currently contemplating the issuance of serial preferred stock for financing or acquisition purposes.

     Although voting rights of the proposed serial preferred stock are limited as described above, and Ashland owns more than 50%, on a converted basis, of the issued and outstanding stock of Ashland Coal thus making an unsolicited takeover attempt of Ashland Coal by a third party unlikely, the issuance of serial preferred stock could be used to discourage attempts to acquire control of Ashland Coal and to increase the Board's ability to continue in office. Neither the Board nor management is considering the use of serial preferred stock for such purposes, and they are not aware of any present effort to accumulate Ashland Coal's securities for the purpose of gaining control of Ashland Coal. The Board and management of Ashland Coal represent that they will not issue, without prior stockholder approval, serial preferred stock (i) for any defensive or anti-takeover purpose, (ii) implement any stockholders' rights plan, or (iii) with features intended to make any attempted acquisition of Ashland Coal more difficult or costly. No serial preferred stock will be issued to any individual or group for the purpose of creating a block of voting power to support management on a controversial issue.

     Management of Ashland Coal, and the Board by a vote of nine for and one against, believe that the authorization of serial preferred stock is in the best interests of stockholders and Ashland Coal since voting rights of the serial preferred stock cannot be disproportionate and the availability of the serial preferred stock could permit Ashland Coal to take advantage of lower cost financing alternatives depending on market conditions.

  Other Changes

     Some provisions of the Restated Certificate which were adopted at the time of Ashland Coal's initial public offering and the first issuance of common stock on August 18, 1988 and which are no longer relevant have been deleted. The use of "First Issuance date" as a phrase to define August 18, 1988, has been deleted and the actual date has been inserted. Conforming changes because of deletions or other changes have also been made.

     Although Ashland Coal continually evaluates acquisition prospects and is currently doing so, there is no present intention to issue the serial preferred stock in connection with an acquisition or otherwise. Other than the changes discussed above with respect to changing Ashland Coal's Restated Certificate, Ashland Coal is not aware of any proposed transaction the approval of which is subject to stockholder vote.

     The affirmative vote of at least 85% of the shares of the capital stock of Ashland Coal voting as one class on this matter, so long as such affirmative vote is a majority of the shares outstanding and entitled to vote, is necessary to approve the Restated Certificate. Abstentions and broker non-votes will not be counted as votes either for or against the adoption of the Restated Certificate.

     At the meeting of the Board at which the Second Restatement was considered, all the members of the Board voting thereon, with the exception of the member of the Board elected by the holder of the Class C Preferred Stock, Carboex, voted to approve the form of the Second Restatement attached hereto as Exhibit A. The director elected by Carboex objected on the grounds that he believes the issuance of voting or convertible preferred stock could have the effect of diluting the voting rights of Carboex and all the other stockholders. The director elected by Carboex did not object to the other proposed changes to the Restated Certificate of Incorporation. Carboex, which owns about 10% of the issued and outstanding stock of the Corporation on a converted basis, has indicated its intention to vote its shares against the proposal described in this Item II.

     IN ORDER TO PROVIDE THE FINANCING FLEXIBILITY DESCRIBED ABOVE AND TO HAVE SERIAL PREFERRED STOCK AVAILABLE FOR POSSIBLE FUTURE ACQUISITIONS, AND FOR THE OTHER REASONS STATED HEREIN, THE BOARD OF DIRECTORS, BY A VOTE OF NINE FOR AND ONE AGAINST, RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSAL DESCRIBED IN THIS ITEM II.

                       ITEM III. RATIFICATION OF AUDITORS
                       (PROPOSAL 3 ON FORM OF PROXY CARD)

     The Audit Committee of the Board of Directors recommended and, subject to stockholder ratification, the Board has appointed Ernst & Young LLP to audit the accounts of Ashland Coal and its subsidiaries for the year ending December 31, 1996. Ernst & Young LLP has audited the accounts of Ashland Coal and its subsidiaries for at least the last five years. Ernst & Young LLP is also the independent auditor for Ashland and Ernst & Young S.A., a Spanish affiliate of Ernst & Young LLP, is the independent auditor for Carboex. Submission of the appointment to the stockholders for their ratification is not required. However, the Board will reconsider the appointment if it is not ratified by the stockholders. The holders of outstanding shares of Preferred Stock and Common Stock will vote together as one class with respect to this Proposal 3.

     The following resolution concerning the appointment of independent auditors will be offered at the meeting:

          "RESOLVED, that the appointment of Ernst & Young LLP by the Board of Directors of the Corporation to audit the accounts of the Corporation and its subsidiaries for the year ending December 31, 1996, is hereby ratified."

     Representatives of Ernst & Young LLP will be present at the Annual Meeting and will have the opportunity to make a statement and to respond to appropriate questions.

                                 MISCELLANEOUS

     The expenses of solicitation of proxies for the Annual Meeting, including the cost of preparing and mailing this Proxy Statement and the accompanying material, will be paid by Ashland Coal. Such expenses may also include the charges and expenses of banks, brokerage houses and other custodians, nominees or fiduciaries for forwarding proxies and proxy material to beneficial owners of shares. Solicitation may be made by mail, telephone, telegraph and personal interview, and by regularly engaged officers and employees of Ashland Coal, who will not be additionally compensated therefor. Ashland Coal has engaged Morrow & Co., Inc. to assist it in the distribution of proxies in connection with the 1996 annual meeting. The anticipated cost for the services of Morrow & Co., Inc. is $5,500, which will be paid by Ashland Coal.

     The Board of Directors knows of no other matters to be voted upon at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their judgment.

     Any stockholder who executes a form of proxy may revoke it by giving written notice to the Secretary of Ashland Coal, or by giving to the Secretary of the meeting a duly executed form of proxy bearing a date later than the form of proxy being revoked, at any time before such proxy is voted. Attendance at the meeting shall not have the effect of revoking a proxy unless the stockholder so attending shall, in writing, so notify the Secretary of the meeting prior to the voting of the proxy.

     A form of proxy which is properly signed, dated and not revoked will be voted in accordance with the instructions contained therein. IF NO INSTRUCTIONS ARE GIVEN, THE PERSONS NAMED IN THE FORM OF PROXY SOLICITED BY THE BOARD OF DIRECTORS INTEND TO VOTE FOR THE NOMINEES NAMED THEREIN FOR ELECTION AS DIRECTORS; FOR APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE RESTATED CERTIFICATE OF INCORPORATION; AND FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR 1996.

     Any stockholder may strike out the names of the proxies designated by the Board of Directors on the form of proxy card and may write in and substitute the name of any other person as proxy and may deliver the revised form of proxy card to such other person whom the stockholder may wish to designate as proxy for the purpose of representing such stockholder at the meeting.

     Stockholder Proposals: Proposals which are the proper subject for inclusion in the Proxy Statement and for consideration at the 1997 Annual Meeting of Stockholders must be received by Ashland Coal no later than November 21, 1996, in order to be included in Ashland Coal's Proxy Statement and form of proxy card.

     Please fill in, sign and date the enclosed form of proxy and return it in the accompanying addressed envelope which requires no further postage if mailed in the United States. If you attend the Annual Meeting and wish to vote your shares in person, you may do so if you notify the Secretary of the meeting in writing prior to the voting of the proxy. Your cooperation in giving this matter your prompt attention will be appreciated.

                                                      ROY F. LAYMAN
                                               Administrative Vice President
                                                      and Secretary

Huntington, West Virginia
March 22, 1996

                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                               ASHLAND COAL, INC.

                PURSUANT TO SECTIONS 242 AND 245 OF THE GENERAL
                    CORPORATION LAW OF THE STATE OF DELAWARE

     The name of the corporation is Ashland Coal, Inc. (the "Corporation"). The Corporation was incorporated under that name by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on June 6, 1975. This Restated Certificate of Incorporation, which restates, integrates and further amends the Restated Certificate of Incorporation of the Corporation as heretofore amended, was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

     FIRST: The name of the Corporation is Ashland Coal, Inc.

     SECOND: The registered office of the Corporation in the State of Delaware is located at 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD: The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     FOURTH: 1. AUTHORIZED CAPITAL STOCK--The aggregate number of shares of capital stock that the Corporation is authorized to issue is 64,001,000 shares, as follows:

          (a) 44,000,000 shares of which shall be Common Stock (the "Common Stock"), par value $.01 per share;

          (b) 1,000 shares of which shall be Preferred Stock, par value $100 per share, which shall be divided into three classes (collectively, the "Preferred Stock"), the designation and number of shares of each class of Preferred Stock of which is as follows:

                                                                              NUMBER
                                      CLASS                                 OF SHARES
                                      -----                                 ---------
        Class A Preferred Stock...........................................     500
        Class B Preferred Stock...........................................     250
        Class C Preferred Stock...........................................     250

        (c) 20,000,000 shares of which shall be serial preferred stock, par value $.01 per share (the "Serial Preferred Stock"). The Board of Directors is authorized, at any time or from time to time, to issue Serial Preferred Stock and (i) to divide the shares of Serial Preferred Stock into one or more series; (ii) to determine the designation for any such series by number, letter, or title that shall distinguish such series from any other series of Serial Preferred Stock; (iii) to determine the number of shares in any such series (including a determination that such series shall consist of a single share); and (iv) to determine with respect to the shares of any series of Serial Preferred Stock:

            (A) whether the holders thereof shall be entitled to cumulative, noncumulative, or partially cumulative dividends and, with respect to shares entitled to dividends, the dividend rate or rates, including without limitation the methods and procedures for determining such rate or rates, and any other terms and conditions relating to such dividends; provided however, that dividends on any such shares shall not be preferred to dividends payable pursuant to paragraph 2(b) of this Article FOURTH to holders of shares of Class B and Class C Preferred Stock;

            (B) whether, and if so to what extent and upon what terms and conditions, the holders thereof shall be entitled to rights upon the voluntary or involuntary liquidation, dissolution or winding up of, or upon any distribution of the assets of the Corporation; provided however, that any such rights shall not be preferred to such rights of holders of shares of Class B and Class C Preferred Stock;

                                   Exhibit A-1

             (C) whether, and if so upon what terms and conditions, shares of Serial Preferred Stock shall be convertible into, or exchangeable for, other securities or property;

             (D) whether, and if so upon what terms and conditions, shares of Serial Preferred Stock shall be redeemable;

             (E) whether shares of Serial Preferred Stock shall be subject to any sinking fund provided for the purchase or redemption of such shares and, if so, the terms of such fund;

             (F) whether the holders thereof shall be entitled to voting rights and, if so, the terms and conditions for the exercise thereof, provided that the holders of shares of Serial Preferred Stock (1) will not be entitled to more than the lesser of (x) one vote per $100 of liquidation value or (y) one vote per share, when voting as a class with the holders of shares of other capital stock, and (2) will not be entitled to vote on any matter separately as a class, except to the extent required by law or as specified with respect to each series with respect to (x) any amendment or alteration of the provisions of this Certificate of Incorporation that would adversely affect the powers, preferences, or special rights of the applicable series of Serial Preferred Stock or (y) the failure of the Corporation to pay dividends on any series of Serial Preferred Stock in full for any six quarterly dividend payment periods, whether or not consecutive, in which event the number of directors may be increased by two and the holders of outstanding shares of Serial Preferred Stock then similarly entitled shall be entitled to elect the two additional directors until full accumulated dividends on all such shares of Serial Preferred Stock shall have been paid; and

             (G) whether the holders thereof shall be entitled to other powers, preferences or rights and, if so, the qualifications, limitations, or restrictions of such powers, preferences or rights.

     2. PREFERRED STOCK

        (a) CONVERSION

             (i) Each holder of Class B Preferred Stock and each holder of Class C Preferred Stock shall be entitled to convert each share of Class B Preferred Stock and Class C Preferred Stock, as the case may be, held by such holder into shares of Common Stock according to the following schedule:

                 (A) During the period beginning on August 18, 1993 until August 18, 1998, each share of such Class B and Class C Preferred Stock shall be convertible into 18,346 shares of Common Stock;

                 (B) During the period beginning on August 18, 1998 until August 18, 2003, each share of such Class B and Class C Preferred Stock shall be convertible into 19,596 shares of Common Stock; and

                 (C) From and after August 18, 2003, each share of such Class B and Class C Preferred Stock shall be convertible into 20,846 shares of Common Stock.

             (ii) Shares of such Preferred Stock shall be convertible at the option of the holder thereof at any time upon surrender to any transfer agent for the Common Stock or the Treasurer or Secretary of the Corporation of the certificate or certificates evidencing the shares so to be converted into fully paid and nonassessable shares of Common Stock of the Corporation. Conversion shall be deemed to have been effected on the date when such surrender is made by delivery of such certificate or certificates to any transfer agent for the Common Stock or the Treasurer or Secretary of the Corporation. The Corporation shall at all times reserve and keep available, free from pre-emptive rights, for the purpose of effecting the conversion of the Preferred Stock, such number of its duly authorized shares of Common Stock as shall be sufficient to effect the conversion of all outstanding shares of the Preferred Stock.

             (iii) The number of shares of Common Stock and the number of shares of other classes of the Corporation, if any, into which each share of the Preferred Stock is convertible shall be subject to adjustment from time to time as follows:

                                   Exhibit A-2

                (A) In case the Corporation shall (1) set a record date for the holders of Common Stock for the purpose of entitling them to receive a dividend declared payable in shares of Common Stock, or in securities convertible into Common Stock, (2) split or subdivide its outstanding shares of Common Stock, (3) combine its outstanding shares of Common Stock into a smaller number of shares, or (4) issue by reclassification, or change in the outstanding shares, of the Common Stock any shares of the Corporation, the holder of each share of Preferred Stock shall thereafter be entitled to receive upon payment of such dividend, or such split, subdivision, combination, reclassification, change or issuance, as the case may be, the number of shares of the Corporation which the holder would have owned or have been entitled to receive after the happening of any of the events described above had such share of the Preferred Stock been converted immediately prior to the happening of such event, such adjustment to become effective immediately after the opening of business on the day following such record date or the day upon which such dividend, split, subdivision, combination, reclassification, change or issuance becomes effective.

                (B) In case of any consolidation or merger of the Corporation with or into another corporation, or in case of any sale or conveyance to another corporation of all or substantially all the assets of the Corporation, the holder of each share of Preferred Stock then outstanding shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities, cash and/or property receivable upon such consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock into which such share might have been converted immediately prior to such consolidation, merger, sale or conveyance, and shall have no other conversion rights under these provisions; provided, however, that effective provision shall be made, in the Articles or Certificate of Incorporation of the resulting or surviving corporation or otherwise, so that the provisions set forth herein for the protection of the conversion rights of the shares of the Preferred Stock shall thereafter be applicable, as nearly as reasonably may be, to any such other shares of stock and other securities and cash and/or property, if any, deliverable upon conversion of the shares of the Preferred Stock remaining outstanding or other convertible preferred stock received by the holders in place thereof; and provided, further, that any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon the exercise of the conversion privilege, such shares, securities or property as the holders of the shares of the Preferred Stock remaining outstanding, or other convertible preferred stock received by the holders in place thereof, shall be entitled to receive, if any, pursuant to the provisions hereof, and to make provisions for the protection of the conversion rights as above provided.

                (C) In the case the Corporation shall issue to the holders of its Common Stock rights or warrants to subscribe for or purchase shares of its Common Stock at a price less than the Current Market Price (as defined below in this subsection) of the Corporation's Common Stock at the record date fixed for the determination of the holders of Common Stock entitled to such rights or warrants, the conversion rate shall be increased, effective at the opening of business on the next full business day after such record date, to an amount determined by multiplying such conversion rate by a fraction the numerator of which is the number of shares of Common Stock of the Corporation outstanding immediately prior to such record date plus the number of additional shares of its Common Stock offered for subscription or purchase and the denominator of which is said number of shares outstanding immediately prior to such record date plus the number of shares of Common Stock of the Corporation which the aggregate subscription or purchase price of the total number of shares so offered would purchase at the Current Market Price of the Corporation's Common Stock at such record date. As used in this subparagraph the term "Current Market Price" at such record date shall mean the average of the daily last reported sale prices per share of the Corporation's Common Stock on any exchange or market where the Common Stock trades during the most recent twenty (20) consecutive full business days before such record date, provided that if there was no reported sale on any such day or days there shall be substituted the average of the closing bid and asked quotations on that exchange or market on that day.

                                   Exhibit A-3

                (D) In the case the Corporation shall distribute to the holders of its Common Stock any evidences of its indebtedness, any other security not convertible into Common Stock other than Common Stock, or any rights or warrants to subscribe for any security other than its Common Stock, or any other assets (excluding dividends and distributions in cash to the extent permitted by law), the conversion rate shall be increased, effective at the opening of business on the next full business day after the record date fixed for the determination of the holders of Common Stock entitled to such distribution, to an amount determined by multiplying such conversion rate by a fraction the numerator of which is the Current Market Price (as defined in subsection (C) above) of one (1) share of the Corporation's Common Stock at such record date and the denominator of which is such Current Market Price less the fair market value (as determined by the Board of Directors, whose determination, in the absence of fraud, shall be conclusive) of such evidences of indebtedness, security, rights, warrants or other assets (excluding dividends and distributed which is applicable to one (1) share of Common Stock).

                (E) The Corporation shall not be required to issue any fraction of a share upon conversion of any share or shares of Preferred Stock. If more than one share of Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the total number of shares of Preferred Stock so surrendered. If any fractional interest in share of Common Stock would be deliverable upon conversion, the Corporation shall make an adjustment therefor in cash unless its Board of Directors shall have determined to adjust fractional interests by issuance of scrip certificates or in some other equitable manner. Adjustment in cash shall be made on the basis of the current market value of one share of Common Stock, which shall be taken to be the last reported sale price of the Corporation's Common Stock on any exchange or market where the Common Stock trades on the last business day before the conversion date or, if there was no reported sale on that day, the average of the closing bid and asked quotations on any exchange or market where the Common Stock trades on that day.

                (F) Whenever any adjustment is required in the shares into which any share of the Preferred Stock is convertible, the Corporation shall forthwith prepare a notice describing in reasonable detail the adjustment and the method of calculation used and cause a copy of such notice to be mailed to the holders of record of the shares of the Preferred Stock.

        (b) DIVIDENDS

            (i) Each share of Preferred Stock shall be entitled to receive dividends at such times and in such amounts as shall be equal to the dividends payable on the number of shares of Common Stock into which each such share of Preferred Stock is convertible as provided in Section 2(a)(i) of this Article FOURTH immediately prior to the applicable record date for such Common Stock dividend.

            (ii) In addition to being entitled to receive dividends as provided in Section 2(b)(i) of this Article FOURTH, the Class B and Class C Preferred Stock shall receive the following cumulative dividends in preference to the Common Stock:

                 (A) from August 18, 1993 until August 18, 1998 - $2,800 per share per annum, payable on or about August 18 of each of 1994, 1995, 1996, 1997 and 1998;

                 (B) from August 18, 1998 until August 18, 2003 - $1,400 per share per annum, payable on or about August 18 of each of 1999, 2000, 2001, 2002, 2003;

                 (C) from and after August 18, 2003 - $0.

            (iii) No interest shall be paid on accumulated and unpaid dividends.

        (c) LIQUIDATION

          The shares of Preferred Stock shall be preferred over the shares of Common Stock of the Corporation in the event of any liquidation, dissolution or winding up of the Corporation, whether

                                   Exhibit A-4
     voluntary or involuntary, so that the holders of the Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, before any distribution is made to holders of shares of Common Stock, an amount equal to the par value per share of Preferred Stock and, thereafter, the holders of Preferred Stock shall participate in any remaining distribution to holders of shares of Common Stock as if the Preferred Stock had been converted into Common Stock on the applicable date at the then applicable conversion rate. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of shares of Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributed among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were payable in full.

        (d)  ELECTION OF DIRECTORS

          The holders of the outstanding shares of Class B and Class C Preferred Stock, voting together as a class, shall have the right to elect one Director of the Corporation for every 63 shares of Class B or Class C Preferred Stock held by such holders and the successors to said Directors, each of which Directors shall hold office until the earlier of his or her death, resignation, removal at any time, with or without cause, by the vote of the holders of such class or classes, as the case may be, which have elected such Director, or the election of his or her successor; provided, however, that the maximum number of Directors to be elected by the holders of Class B and Class C Preferred Stock shall be three. The Directors to be elected by the holders of the Class B and Class C Preferred Stock shall be elected and removed by cumulative voting in accordance with Sections 214 and 141(k) of the General Corporation Law of Delaware.

     3. COMMON STOCK

     (a) The holders of Common Stock shall be entitled to one vote for each share of Common Stock held by them on all matters properly presented to the shareholders, except as otherwise provided by this Restated Certificate of Incorporation or the General Corporation Law of Delaware.

     (b) The Board of Directors of the Corporation may declare and pay dividends on the Common Stock out of funds of the Corporation legally available for the payment thereof.

     (c) The holders of the outstanding shares of Common Stock, voting as a single class and without the vote of the holders of the Preferred Stock, shall have the right to elect and remove that number of Directors of the Corporation and the successors to said Directors as shall equal the number of Directors fixed by resolution of the Board of Directors adopted pursuant to the By-laws, less that number of Directors which the holders of the Preferred Stock shall be entitled to elect, by cumulative voting in accordance with Sections 214 and 141(k) of the General Corporation Law of Delaware.

     4. PREEMPTIVE RIGHTS. No holder of shares of any class or series of stock of the Corporation shall have any preemptive rights to subscribe to stock, obligations, warrants, subscription rights or other securities of the Corporation of any class or series, whether now or hereafter authorized.

     5. VOTING. Except as otherwise provided in this Restated Certificate of Incorporation or as otherwise required by law, all shares of all classes of capital stock shall vote on all matters as one class and there shall be no separate class vote with respect to any matters. On all matters properly presented to holders of Preferred Stock and Common Stock voting as one class, each holder of shares of Preferred Stock shall be entitled to the number of votes that such holder would have if such holder had converted said Preferred Stock into Common Stock immediately prior to the applicable record date.

     FIFTH: The number of Directors of the Corporation shall be fixed in the manner set forth in the By-laws.

     SIXTH: The Corporation shall not amend, alter or repeal this Restated Certificate of Incorporation as it relates to the election and removal of any Directors to be elected by the holders of the Class B and Class C Preferred Stock by cumulative voting except upon the approval of the holders of a majority of the outstanding shares of the Class B and Class C Preferred Stock voting as separate classes. The Corporation shall not

                                   Exhibit A-5
otherwise amend, alter or repeal this Restated Certificate of Incorporation, or its By-laws, enter into any merger or consolidation, sell, lease or transfer all or substantially all of its property and assets, or dissolve and wind up its affairs, except upon the approval of at least 85% of the outstanding shares of capital stock of the Corporation voting thereon and voting as one class as provided in Section 5 of Article FOURTH.

     SEVENTH: To the fullest extent that the General Corporation Law of the State of Delaware as it exists on the date hereof or as it may hereafter be amended permits the limitation or elimination of the liability of directors, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. No amendment to or repeal of this Article shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

     EIGHTH: Unless and except to the extent that the By-laws of the Corporation shall so require, the election of Directors of the Corporation need not be by written ballot.

                                   Exhibit A-6

                                                        ASHLAND COAL, INC.
   P                                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
   R                                        FOR THE ANNUAL MEETING ON APRIL 26, 1996
   O         The person(s) whose signature(s) appear(s) on the opposite side hereof hereby constitute(s) and
   X         appoint(s) Paul W. Chellgren and William C. Payne, and each of them, his or her (their) true and
   Y         lawful attorney and proxy with full power of substitution in each, to represent such person(s)
             at the Annual Meeting of Stockholders of Ashland Coal, Inc. to be held at the Ashland Coal, Inc.
             Headquarters Building at 2205 Fifth Street Road, Huntington, West Virginia, at 10:30 a.m. on
             Friday, April 26, 1996, and at any adjournments thereof, and to vote, with all powers such person(s) would possess if present at such meeting (including with respect to the election of directors, the power to cumulate votes and distribute such votes among the nominees), all shares of Common Stock credited to such person'(s) account(s) as of the record date for the Annual
             Meeting, on the matters set forth on the opposite side hereof and all other matters properly coming before the meeting or any adjournments thereof.

             Nominees for Election to the Board of Directors by the      (change of address/comments)
             Common Stockholders:                                        ------------------------------------
                                                                         ------------------------------------
             Robert A. Charpie, Paul W. Chellgren, Thomas L. Feazell,    ------------------------------------
             Robert L. Hintz, Thomas Marshall, William C. Payne,         ------------------------------------
             Robert E. Yancey, Jr.                                       (If you have written in the above
                                                                         space, please mark the corresponding
                                                                         box on the opposite side of this
                                                                         card.)

             YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, AND PROMPTLY RETURNING
             THIS PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, BUT YOU NEED NOT MARK ANY BOXES IF       SEE REVERSE
             YOU WISH TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.                          SIDE

      [X]   PLEASE MARK YOUR                             9772
            VOTES AS IN THIS
            EXAMPLE.



THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.
------------------------------------------------------------
 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS.
------------------------------------------------------------

                        FOR               WITHHELD                              FOR       AGAINST     ABSTAIN
1. Election of          [ ]                 [ ]         2. Approval of the      [ ]         [ ]         [ ]
   Directors                                               Restated
(see opposite side)                                        Certificate of
                                                           Incorporation.

For, except vote withheld from the following nominee(s):

                                                        3. Ratification of      [ ]         [ ]         [ ]
                                                           Ernst & Young
_________________________________________________          LLP as
                                                           independent
                                                           auditors for 1996.
----------------------------------------------------------------------------
YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES
BY MARKING THE APPROPRIATE BOXES, AND
PROMPTLY RETURNING THIS PROXY IN THE ENCLOSED
ENVELOPE, WHICH REQUIRES NO POSTAGE, BUT YOU
NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE
IN ACCORDANCE WITH THE RECOMMENDATIONS OF
THE BOARD OF DIRECTORS.

                                                         Change of              [ ]
                                                         Address/Comments
                                                         on opposite side.

                                                         I plan to attend the   [ ]
                                                         Annual Meeting


SIGNATURE(S)_____________________________________________ DATE ____________________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


                                                        ASHLAND COAL, INC.
   P                                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
   R                                        FOR THE ANNUAL MEETING ON APRIL 26, 1996
   O                The person(s) whose signature(s) appear(s) on the
   X                opposite side hereof hereby constitute(s) and
   Y                appoint(s) Paul W. Chellgren and William C. Payne, and
                    each of them, its true and lawful attorney and proxy
                    with full power of substitution in each, to represent
                    such person(s) at the Annual Meeting of Stockholders of
                    Ashland Coal, Inc. to be held at the Ashland Coal, Inc.
                    Headquarters Building at 2205 Fifth Street Road,
                    Huntington, West Virginia, at 10:30 a.m. on Friday,
                    April 26, 1996, and at any adjournments thereof, and to
                    vote, with all powers such person(s) would possess if
                    present at such meeting (including, with respect to the
                    election of directors, the power to cumulate votes and
                    distribute such votes among the nominees), all shares
                    of Preferred Stock credited to such person'(s)
                    account(s) as of the record date for the Annual
                    Meeting, on the matters set forth on the opposite side
                    hereof and on all other matters properly coming before
                    the meeting or any adjournments thereof.

             Nominees for Election to the Board of Directors by the      (change of address/comments)
             Preferred Stockholders:                                     ------------------------------------
                                                                         ------------------------------------
             J. A. "Fred" Brothers, Juan Antonio Ferrando, J. Marvin     ------------------------------------
             Quin.                                                       ------------------------------------

                                                                         (If you have written in the above
                                                                         space, please mark the corresponding
                                                                         box on the opposite side of this
                                                                         card.)

             YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, AND PROMPTLY RETURNING
             THIS PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, BUT YOU NEED NOT MARK ANY BOXES IF       SEE REVERSE
             YOU WISH TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.                          SIDE

       [X]  PLEASE MARK YOUR                             9772
            VOTES AS IN THIS
            EXAMPLE.



THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.
------------------------------------------------------------
   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS.
------------------------------------------------------------

                        FOR               WITHHELD                              FOR       AGAINST     ABSTAIN
1. Election of          [ ]                 [ ]         2. Approval of the      [ ]         [ ]         [ ]
   Directors                                               Restated
(see opposite side)                                        Certificate of
                                                           Incorporation.

For, except vote withheld from the following nominee(s):

                                                        3. Ratification of      [ ]         [ ]         [ ]
                                                           Ernst & Young
_________________________________________________          LLP as
                                                           independent
                                                           auditors for 1996.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES
BY MARKING THE APPROPRIATE BOXES, AND
PROMPTLY RETURNING THIS PROXY IN THE ENCLOSED
ENVELOPE, WHICH REQUIRES NO POSTAGE, BUT YOU
NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE
IN ACCORDANCE WITH THE RECOMMENDATIONS OF
THE BOARD OF DIRECTORS.
----------------------------------------------------------------------------------------------------------
                                                         Change of              [ ]
                                                         Address/Comments
                                                         on opposite side.

                                                         I plan to attend the   [ ]
                                                         Annual Meeting


SIGNATURE(S)_____________________________________________ DATE ____________________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
--------------------------------------------------------------------------------------------------------

                                                        ASHLAND COAL, INC.
   P                                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
   R                                        FOR THE ANNUAL MEETING ON APRIL 26, 1996
   O                The person whose signature appears on the opposite side
   X                hereof, as a participant in the Coal-Mac. Inc. Savings
   Y                and Retirement Plan ("Plan"), hereby instructs Chase
                    Manhattan Bank, N.A., Trustee, to constitute and
                    appoint Paul W. Chellgren and William C. Payne, and
                    each of them, the lawful attorney and proxy of said
                    Trustee with full power of substitution in each, to
                    represent the interests of such person in the Common
                    Stock of Ashland Coal, Inc. held under the terms of the
                    Plan at the Annual Meeting of Stockholders of Ashland
                    Coal, Inc. to be held at the Ashland Coal, Inc.
                    Headquarters Building at 2205 Fifth Street Road,
                    Huntington, West Virginia, at 10:30 a.m. on Friday,
                    April 26, 1996, and at any adjournments thereof, and to
                    vote, with all powers such person(s) would possess if
                    present at such meeting (including, with respect
                    to the election of directors, the power to cumulate
                    votes and distribute such votes among the nominees),
                    and in accordance with the choices made on the
                    opposite side hereof, all shares of Common Stock
                    credited to such person's account under the Plan as of
                    the record date for the Annual Meeting, on the matters
                    set forth on the opposite side hereof and on all other
                    matters properly coming before the meeting or any
                    adjournments thereof.

                    Nominees for Election to the Board of Directors by the      (change of address/comments)
                    Common Stockholders:                                        ------------------------------------
                                                                                ------------------------------------
                    Robert A. Charpie, Paul W. Chellgren, Thomas L. Feazell,    ------------------------------------
                    Robert L. Hintz, Thomas Marshall, William C. Payne,         ------------------------------------
                    Robert E. Yancey, Jr.                                       (If you have written in the above
                                                                                space, please mark the corresponding
                                                                                box on the opposite side of this
                                                                                card.)

                YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, AND PROMPTLY RETURNING
                THIS PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, BUT YOU NEED NOT MARK ANY BOXES IF       SEE REVERSE
                YOU WISH TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.                          SIDE

       [X]  PLEASE MARK YOUR                             9772
            VOTES AS IN THIS
            EXAMPLE.



THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.
------------------------------------------------------------
   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS.
------------------------------------------------------------

                        FOR               WITHHELD                              FOR       AGAINST     ABSTAIN
1. Election of          [ ]                 [ ]         2. Approval of the      [ ]         [ ]         [ ]
   Directors                                               Restated
(see opposite side)                                        Certificate of
                                                           Incorporation.

For, except vote withheld from the following nominee(s):

                                                        3. Ratification of      [ ]         [ ]         [ ]
                                                           Ernst & Young
_________________________________________________          LLP as
                                                           independent
                                                           auditors for 1996.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES
BY MARKING THE APPROPRIATE BOXES, AND
PROMPTLY RETURNING THIS PROXY IN THE ENCLOSED
ENVELOPE, WHICH REQUIRES NO POSTAGE, BUT YOU
NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE
IN ACCORDANCE WITH THE RECOMMENDATIONS OF
THE BOARD OF DIRECTORS.
-----------------------------------------------------------------------------------
                                                         Change of              [ ]
                                                         Address/Comments
                                                         on opposite side.

                                                         I plan to attend the   [ ]
                                                         Annual Meeting


SIGNATURE(S)_____________________________________________ DATE ____________________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


                                                         ASHLAND COAL, INC.
                                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                            FOR THE ANNUAL MEETING ON APRIL 26, 1996

  P                 The person whose signature appears on the opposite side  hereof, as a participant
  R                 in the Ashland Coal Inc. Employee Thrift Plan ("Plan"), hereby instructs Chase Manhattan
  O                 Bank, N.A., Trustee, to constitute and appoint Paul W. Chellgren and William C. Payne,
  X                 and each of them, the lawful attorney and proxy of said Trustee with full power of substitution in each, to
  Y                 represent the interests of such person in the Common Stock of Ashland Coal, Inc. held under the terms of the
                    Plan at the Annual Meeting of Stockholders of Ashland Coal, Inc. to be held at the Ashland Coal, Inc.
                    Headquarters Building at 2205 Fifth Street Road, Huntington, West Virginia, at 10:30 a.m. on Friday, April 26,
                    1996, and at any adjournments thereof, and to vote, with all powers such person(s) would possess if present at such meeting (including, with respect to the election of directors, the power to cumulate votes and distribute such votes among the nominees), and in accordance with the choices made on the opposite side hereof, all shares of Common Stock credited to such person's account under the Plan as of the record date for the Annual Meeting, on the matters set forth on the opposite side hereof and on all other matters properly coming before the meeting or any adjournments thereof.

                    Nominees for Election to the Board of Directors by the      (change of address/comments)
                    Common Stockholders:                                        ------------------------------------
                                                                                ------------------------------------
                    Robert A. Charpie, Paul W. Chellgren, Thomas L. Feazell,    ------------------------------------
                    Robert L. Hintz, Thomas Marshall, William C. Payne,         ------------------------------------
                    Robert E. Yancey, Jr.                                       (If you have written in the above
                                                                                space, please mark the corresponding
                                                                                box on the opposite side of this
                                                                                card.)

              YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, AND PROMPTLY RETURNING
              THIS PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, BUT YOU NEED NOT MARK ANY BOXES IF       SEE REVERSE
               YOU WISH TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.                          SIDE

       [X]  PLEASE MARK YOUR                             9772
            VOTES AS IN THIS
            EXAMPLE.



THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.
-------------------------------------------------------------
   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS.
-------------------------------------------------------------

                        FOR               WITHHELD                              FOR       AGAINST     ABSTAIN
1. Election of          [ ]                 [ ]         2. Approval of the      [ ]         [ ]         [ ]
   Directors                                               Restated
(see opposite side)                                        Certificate of
                                                           Incorporation.

For, except vote withheld from the following nominee(s):

                                                        3. Ratification of      [ ]         [ ]         [ ]
                                                           Ernst & Young
_________________________________________________          LLP as
                                                           independent
                                                           auditors for 1996.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES
BY MARKING THE APPROPRIATE BOXES, AND
PROMPTLY RETURNING THIS PROXY IN THE ENCLOSED
ENVELOPE, WHICH REQUIRES NO POSTAGE, BUT YOU
NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE
IN ACCORDANCE WITH THE RECOMMENDATIONS OF
THE BOARD OF DIRECTORS.
----------------------------------------------------------------------------------
                                                         Change of              [ ]
                                                         Address/Comments
                                                         on opposite side.

                                                         I plan to attend the   [ ]
                                                         Annual Meeting


SIGNATURE(S)_____________________________________________ DATE ____________________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
